EXHIBIT 32

                                   CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                      PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the quarterly report of Maritime Ventures, Inc. (the "Company) on Form 10-QSB for the quarter ended March 31, 2004, Jehu Hand hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

            (1)   The quarterly  report fully complies with the  requirements of
                  Section 13(a) of the Securities Exchange Act of 1934; and

            (2) The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jehu Hand

Jehu Hand
Chief Executive Officer and
Chief Financial Officer
(principal executive and financial officer
September 1, 2004





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